Exhibit 10.1

Execution Version

SUBSCRIPTION AGREEMENT – LEGAL ENTITY

This SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of May ___, 2025 by and between                                              , a                                               (the “Subscriber”), and Kingsway Financial Services Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the 1933 Act; and

WHEREAS, the Company wishes to issue, sell and deliver to the Subscriber, and the Subscriber desires to purchase and acquire from the Company, upon the terms and conditions stated in this Agreement, the number of shares of the Company’s Class D Preferred Stock, par value $0.01 per share (the “Preferred Stock”) set forth on Schedule I to this Agreement, having the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions and terms and conditions, as specified in the form of Certificate of Designations of Class D Preferred Stock attached hereto as Annex I (the “Certificate of Designations”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber agree as follows:

ARTICLE I

PURCHASE AND SALE/CLOSING

Section 1.01  Purchase and Sale. Subject to the terms and conditions of this Agreement, the Subscriber agrees to purchase from the Company, and the Company agrees to sell and issue to the Subscriber, at the Closing, the number of shares of Preferred Stock set forth on Schedule I (the “Purchased Stock”) for a purchase price per share of Preferred Stock equal to twenty five dollars ($25.00) and an aggregate purchase price as set forth on Schedule I (the “Preferred Stock Purchase Price”). The purchase and sale of the Purchased Stock pursuant to this Section 1.01 is referred to as the “Purchase”.

Section 1.02  Closing. The closing of the Purchase pursuant to the terms of this Agreement (the “Closing”) shall occur on May 7, 2025 and shall take place remotely via the electronic exchange of documents and signatures (the date on which the Closing occurs, the “Closing Date”).

Section 1.03  Payment/Deliverables. On the Closing Date:

(a)      the Company shall deliver to the Subscriber (i) the Purchased Stock, free and clear of all liens, charges, claims, encumbrances, security interests or other restrictions (collectively, “Liens”), except restrictions imposed by the Certificate of Designations, applicable securities laws and the provisions of this Agreement, and (ii) evidence of the issuance of the Purchased Stock; and

(b)      the Subscriber shall pay the Purchase Price to the Company, by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in writing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01  Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to the Subscriber:

(a)      Due Organization; Authorization; Enforcement. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and, other than the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, no further consent or action is required by the Company, or its board of directors or stockholders in order to consummate the Closing. This Agreement has been duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies (the “Bankruptcy Exceptions”) and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b)    No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not, upon filing the Certificate of Designations with the Secretary of State of the State of Delaware, (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any U.S. federal, state, provincial, local, non-U.S. or multinational government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, department, official, subdivision, tribunal or other instrumentality thereof, and any entity exercising executive, legislative, judicial, regulatory, Taxing or administrative functions of or pertaining to government, in each case that has jurisdiction over the matter in question (each a “Governmental Authority”), to which the Company is subject, or by which any property or asset of the Company is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to have or result in a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

(c)     Issuance. The Purchased Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the Purchased Price, will be validly issued, fully paid, and nonassessable. Subject to the accuracy of the representations and warranties of the Subscriber in this Agreement, the offer and issuance by the Company of the Purchased Stock is and will be exempt from registration under the 1933 Act.

(d)    Use of Proceeds. The Company has no present intention to use any of the proceeds from the sale of the Purchased Stock other than for general corporate purposes.

Section 2.02  Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to the Company as follows:

(a)      Due Organization; Authorization; Enforcement. The Subscriber is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery by the Subscriber of this Agreement and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Subscriber and no further consent or action is required by the Subscriber, or its board of directors or stockholders in order to consummate the Closing. This Agreement has been duly executed by the Subscriber, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, except as such enforceability may be limited by the Bankruptcy Exceptions.

(b)    No Conflicts. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby do not and will not, (i) conflict with or violate any provision of the Subscriber’s certificate or articles of incorporation, bylaws, limited liability company agreement, operating agreement or other organizational documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Subscriber, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement to which the Subscriber is a party or by which any property or asset of the Subscriber is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Subscriber is subject, or by which any property or asset of the Subscriber is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to prevent, impair or delay the ability of the Subscriber to consummate the transactions contemplated by this Agreement.

(c)      Subscriber Status. At the time the Subscriber was offered the Purchased Stock, it was, and at the date hereof and the Closing Date it is and will be, an “accredited investor” as defined in Rule 501(a) under the 1933 Act. The information set forth on Schedule I is true and correct in all respects.

(d)      Investment Intent. The Subscriber is acquiring the Purchased Stock as principal for its own account for investment purposes and not with a view to distributing or reselling such Purchased Stock or any part thereof in violation of applicable securities laws. The Subscriber understands that the Preferred Stock has not been registered under the 1933 Act, and therefore the Purchased Stock may not be sold, assigned or transferred unless pursuant to (i) an effective registration statement under the 1933 Act with respect thereto or (ii) an available exemption from the registration requirements of the 1933 Act. The Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”) as in effect from time to time, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Subscriber understands that the Company has no duty or obligation to register the Preferred Stock at any time.

(e)      Transfer or Resale. The Subscriber understands that: (i) the Preferred Stock has not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Subscriber shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Subscriber, reasonably satisfactory to the Company as to such counsel and to the form of opinion, to the effect that the Purchased Stock may be sold, assigned or transferred without registration under the applicable requirements of the 1933 Act, or (C) the Subscriber provides the Company with assurance reasonably satisfactory to the Company that such Purchased Stock can be sold, assigned or transferred pursuant to Rule 144 or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act; (ii) any sale of the Purchased Stock made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144; and (iii) neither the Company nor any other person or entity is under any obligation to register the Purchased Stock under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(f)      Reliance on Exemptions. The Subscriber understands that the Purchased Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Purchased Stock.

(g)     No Governmental Review. The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Stock or the fairness or suitability of the investment in the Preferred Stock or an investment in the Company nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Stock.

(h)      Risk Factors. The Subscriber has been made aware of and has reviewed and had the opportunity to ask questions about the risks factors that are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Commission on March 5, 2024, and any other filings with the Commission.

(i)       Legends. The Subscriber understands that the certificates or other instruments representing the Purchased Stock, including any book-entry notation, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

“THE SHARES AND OTHER SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL OR OTHER EVIDENCE OF COMPLIANCE WITH THE ACT SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.”

In addition, such legend or notation shall include the following language:

“THE SHARES AND CERTAIN OTHER SECURITIES OF KINGSWAY FINANCIAL SERVICES INC. (THE “COMPANY”) ARE SUBJECT TO THE SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE OTHER PARTY THERETO, DATED AS OF MAY 7, 2025, AS IT MAY BE AMENDED AND SUPPLEMENTED FROM TIME TO TIME. THE SUBSCRIPTION AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE TRANSFER OF THE SHARES SUBJECT TO THE SUBSCRIPTION AGREEMENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OF THE SHARES OR OTHER SECURITIES OF THE COMPANY, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT. THE HOLDERS OF SHARES AND OTHER SECURITIES AGREE TO BE BOUND BY ALL THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT.”

(j)       Independent Investigation.

(i)      The Subscriber is able to bear the economic risk of its investment in the Company and to hold the Purchased Stock for an indefinite period of time.

(ii)     The Subscriber is not purchasing the Purchased Stock as a result of any advertisement, article, notice or other communication regarding the Preferred Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the Subscriber’s knowledge, any other general solicitation or general advertisement.

(iii)     The Subscriber understands the business in which the Company will be engaged. The Subscriber has such knowledge and experience in financial and business matters, that the Subscriber is capable of evaluating the merits and risks of his investment in the Company and of making an informed investment decision with respect thereto. The Subscriber has been provided sufficient information to evaluate the merits and risks of its investment and to make such a decision. The Subscriber has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. The Company has made available to the Subscriber, prior to the sale of the Purchased Stock, the opportunity to ask questions of and receive answers from an executive officer of the Company concerning the terms and conditions of the Preferred Stock and the offering thereof and to obtain any additional information necessary to verify the accuracy of the information contained in this Agreement, the Company’s filings with the Commission, or any other information reasonably requested. The Subscriber acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Stock and the merits and risks of investing in the Purchased Stock; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Purchased Stock and has relied solely upon this independent investigation and other than the express representations and warranties of the Company set forth in Section 2.01, the Subscriber is not relying on, any statement, representation or warranty, oral or written, express or implied made by or on behalf of the Company.

ARTICLE III

MISCELLANEOUS

Section 3.01  Amendments; Waivers. No amendment or modification of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Company and the Subscriber. No waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the party against whom enforcement of such waiver is sought. No course of dealing between the parties shall be deemed to modify, amend or discharge any provision or term of this Agreement. No delay or failure by any party in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any party of any such right or remedy shall preclude any other or further exercise thereof. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

Section 3.02  Further Assurances. Each of the parties shall execute and deliver, both before and after the Closing, such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

Section 3.03  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)    THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. ANY AND ALL CLAIMS, CONTROVERSIES, AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, OR STATUTE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, INCLUDING ITS STATUTES OF LIMITATIONS, WITHOUT GIVING EFFECT TO ANY CONFLICT-OF-LAWS OR OTHER RULES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OR STATUTES OF LIMITATIONS OF A DIFFERENT JURISDICTION.

(b)     The parties irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States of or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, and each party irrevocably agrees that all claims in respect of such dispute may be heard and determined in such courts. The parties irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties consents to process being served by any party to this Agreement in any proceeding of the nature specified in this Section 3.03 in the manner specified by the provisions of Section 3.06.

(c)      EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH OF THE PARTIES KNOWINGLY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY PROCEEDING UNDER, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 3.04  Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other parties. Any signature page hereto delivered by facsimile machine or by e- mail (including in portable document format (pdf), or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes.

Section 3.05  Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Authority, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for the parties remain valid, binding and enforceable; and provided, further, that the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party. In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 3.06  Notices. Any notice or other communication required or permitted hereunder, including service of process, must be given in writing and (a) delivered in person, (b) transmitted by electronic email transmission, (c) mailed by certified or registered mail (postage prepaid), receipt requested or (d) sent by Express Mail, Federal Express or other express delivery service, receipt requested, to the parties and at the addresses specified herein or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by electronic email transmission, when transmitted to the applicable address so specified herein (provided, that no “bounceback” or similar “undeliverable” message is received by the sender thereof), (ii) if given by mail, three (3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually received at such address. Any notice or other communication hereunder shall be delivered as follows:

If to the Company:

Kingsway Financial Services Inc.

10 S. Riverside Plaza, Suite 1520

Chicago, Illinois 60606

Attention: John T. Fitzgerald; Kent Hansen

Email:        jfitzgerald@kingsway-financial.com;

khansen@kingsway-financial.com

With a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Daniel Raglan

Email:       daniel.raglan@cwt.com

If to the Subscriber, as set forth on Schedule I.

Section 3.07  Entire Agreement; Integration. This Agreement and the Certificate of Designations (a) constitutes the entire agreement among the parties pertaining to the subject matter hereof and (b) supersedes all prior agreements and understandings of the parties in connection therewith.

Section 3.08  Expenses. Except as otherwise provided herein, each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby.

Section 3.09  Successors and Assigns; Benefit. The rights of any party under this Agreement shall not be assignable without the written consent of the other party. This Agreement is for the sole benefit of the parties hereto and nothing herein express or implied shall give or be construed to give to any person, other than the parties, any legal or equitable rights hereunder.

Section 3.10  Specific Performance. The parties agree that (i) in the event of any breach or threatened breach by the other party of any covenant or obligation contained in this Agreement, such non-breaching party shall be entitled to (1) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (2) an injunction restraining such breach or threatened breach, and (ii) the right of specific enforcement is an integral part of this Agreement and without that right, no party would have entered into this Agreement. Each party further agrees that (x) it will not raise any objections to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, this Agreement, on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity, (y) no other party or any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 3.10 and (z) each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 3.11  Interpretation. Articles, titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The references herein to Sections, Articles, Exhibits and Schedules, unless otherwise indicated, are references to Sections and Articles of and Exhibits and Schedules to this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. Any reference to a law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder. In this Agreement, except to the extent that the context otherwise requires: (a) “days” means calendar days unless otherwise indicated; (b) “$” or “US$” means United States Dollars; (c) whenever the words “include”, “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”; (d) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein; and (f) references to a person or entity are also to its permitted successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

Kingsway Financial Services Inc.

By:
Name: John T. Fitzgerald
Title: Chief Executive Officer and President

[Signature Page to Subscription Agreement]

SUBSCRIBER:

By:

Name:

Title:

[Signature Page to Subscription Agreement]

SCHEDULE I

PART 1

SUBSCRIBER INFORMATION

Number of Shares of Class D Preferred	Aggregate Purchase Price Stock
Subscribed For	(# of shares * $25 per share)

Name of Subscriber
(Type or Print)

Mailing Address: Street

City	State	Zip

Signature of Subscriber

Title (if applicable)

Telephone

E-mail Address

Tax ID

PART 2

ACCREDITATION CRITERIA

TO BE COMPLETED BY ALL SUBSCRIBERS

The Company may accept any number of “accredited investors” as defined within the meaning of Rule 50 l (a) of Regulation D promulgated by the Securities and Exchange Commission. An accredited investor is one who fulfills any one of the following Criteria:

Please indicate (by a check) which criteria, if any apply:

☐        (1) A limited liability company, partnership, corporation or trust.

☐       (2) A bank, savings and loan association or similar institution, as defined in the Securities Act of 1933, whether acting in its individual or fiduciary capacity or a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐        (3) An insurance company as defined in the Securities Act of 1933.

☐        (4) An investment company registered under the Investment Company Act of 1940.

☐        (5) A business development company as defined in the Investment Company Act of 1940.

☐        (6) A private business development company as defined in the Investment Advisors Act of 1940.

☐        (7) A Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958.

☐        (8) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐        (9) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐        (10) An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, the investment decisions are made solely by persons that are accredited investors.

☐      (11) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase Is directed by a “sophisticated” person as defined in the Securities Act of 1933.

ANNEX I

Certificate of Designations